
                  Household Finance Corporation
           Household Revolving Home Equity Loan
        Revolving Home Equity Loan Asset Backed
                   Certificates - Series 1996-1
 P & S Agreement Date:              May 1, 1996
Original Settlement Date:          May 23, 1996
       Series Number of Class A-1 Certificates:
                                      441919AJ6
       Series Number of Class A-2 Certificates:
                                            N/A
Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)

Distribution Date                                     05/22/2000


Investor Certificateholder Floating Allocation            91.17%
Percentage
Investor Certificateholder Fixed Allocation               97.37%
Percentage

Aggregate Amount of  Collections                    9,673,583.23
     Aggregate Amount of  Interest Collections      2,508,378.87
     Aggregate Amount of  Principal Collections     7,165,204.36

Class A Interest Collections                        2,286,961.71
Class A Principal Collections                       6,884,980.85
Seller Interest Collections                           221,417.16
Seller Principal Collections                          280,223.51

Weighted Average Loan Rate                                13.51%
Net Loan Rate                                             12.51%

Weighted Average Maximum Loan Rate                        18.82%

Class A-1 Certificate Rate                               6.3300%
Maximum Investor Certificate Rate                       12.5086%
Class A-1 Certificate Interest Distributed          1,123,272.16
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00


Maximum Principal Dist. Amount (MPDA)               6,976,408.39
Alternative Principal Dist. Amount (APDA)           6,884,980.85
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)     6,884,980.85

Principal  allocable to Class A-1                   6,884,980.85

SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in              0.00
Period
Cumulative Subsequent Funding Mortgage Loans      100,781,997.58
Purchased


Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00




Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         306,062.35
Amount


Cumulative Investor Liquidation Loss Amount           306,062.35

Total Principal allocable to A-1                    7,191,043.20


Beginning Class A-1 Certificate Principal         199,633,677.06
Balance

Ending Class A-1 Certificate Principal Balance    192,442,633.86




Pool Factor (PF)                                       0.2348930

Servicer Certificate (Page 2 of  3)

Distribution Date:                                    05/22/2000

Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                            169,862.59
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Number of Mortgage Loans Retransferred pursuant                0
to 2.07
Cumulative Number of Mortgage Loans                            0
Retransferred pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07               0.00
($)
Cumulative Mortgage Loans Retransferred                     0.00
pursuant to 2.07 ($)

Aggregate Investor Liquidation Loss Amount            306,062.35
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            223,569,842.02
Ending Pool Balance                               216,349,073.20
Beginning Invested Amount                         203,835,104.06
Ending Invested Amount                            196,644,060.86
Beginning Seller Principal Balance                 19,734,737.96
Ending Seller Principal Balance                    19,705,012.34
Additional Balances                                   280,223.51

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                    0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans              $0.00
Purchased in Period
Principal Collections to purchase Additional               $0.00
Balances and/or paid to Cert.

Excess Funding Amount                                      $0.00


Beginning Spread Account Balance                    2,100,714.00
Ending Spread Account Balance                       2,100,714.00

Beginning Seller Interest                                  8.83%
Ending Seller's Interest                                   9.11%



Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                           494
   60 - 89 days (Del Stat 4)                       16,244,913.78
     No. of Accounts                                         110
     Trust Balance                                  3,353,458.84
   90+ (Del Stat 5+)
     No. of Accounts                                         249
     Trust Balance                                  6,883,841.88
   270+ (Del Stat 11+)
     No. of Accounts                                         129
     Trust Balance                                  3,653,928.59
   REO
     No. of Accounts                                          36
     Trust Balance                                  1,002,928.51

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw Amounts               No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                    05/22/2000

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          501,640.67
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                  4.05%



Total  Available Funds
     Aggregate Amount of Collections                9,673,583.23
     Deposit for principal not used to purchase             0.00
subsequent loans
     Interest Earnings on the Pre-Funding                   0.00
Account
     Deposit from Capitalized Interest Account              0.00
     Total                                          9,673,583.23


Application of Available Funds
     Servicing Fee                                    169,862.59
     Prinicpal and Interest to Class A-1            8,314,315.36

     Seller's portion of Principal and Interest       501,640.67
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  687,764.61
     Total                                          9,673,583.23



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer




Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                    05/22/2000


INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           91.1729%
Percentage
Class A Certificateholder Fixed Allocation              97.3651%
Percentage

Beginning Class A-1 Certificate Balance           199,633,677.06


Class A-1 Certificate Rate                             6.330000%

Class A-1 Certificate Interest Distributed              1.371051

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             8.777293

   Maximum Principal Distribution Amount                8.515313
   Scheduled Principal  Distribution Amount             8.403717
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.373576
Distributed

Total Amount Distributed to Certificateholders         10.148344

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              192,442,633.86


Class A-1 Factor                                       0.2348930

Pool Factor (PF)                                       0.2348930

Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation                  $0
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                     $0
Liquidation Loss Amount

Class A Servicing Fee                                 169,862.59

Beginning Invested Amount                         203,835,104.06
Ending Invested Amount                            196,644,060.86
Beginning Pool Balance                            223,569,842.02
Ending Pool Balance                               216,349,073.20

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                    05/22/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                         494
     Trust Balance                                 16,244,913.78



   60 - 89 days (Del Stat 4)
     No. of Accounts                                         110
     Trust Balance                                  3,353,458.84

   90+ (Del Stat 5+)
     No. of Accounts                                         249
     Trust Balance                                  6,883,841.88

   REO
     No. of Accounts                                          36
     Trust Balance                                  1,002,928.51

Aggregate Liquidation Loss Amount for                 335,694.44
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         3,249.00
     Cumulative Trust Balance                     100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                     0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                        0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to                0.00
2.07 ($)
    Cumulative Mortgage Loans Retransferred                 0.00
pursuant to 2.07 ($)

